UNITED STATES
                                  SECURITIES AND EXCHANGE COMMISSION
                                         Washington, DC 20549

                                               FORM N-Q

                        QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                                    MANAGEMENT INVESTMENT COMPANY


Investment Company Act file number:  811-1976

Sequoia Fund Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

767 Fifth Avenue, Suite 4701 New York NY                                10153
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

Robert D. Goldfarb
c/o Sequoia Fund Inc. 767 Fifth Avenue, Suite 4701 New York, NY  10153
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 800-686-6884
                                                    ------------

Date of fiscal year end:  December  31, 2008
                          ------------------

Date of reporting period: September 30, 2008
                          ------------------

ITEM 1. SCHEDULE OF INVESTMENTS.

                               Sequoia Fund, Inc.
                          767 Fifth Avenue, Suite 4701
                              New York, NY 10153
                                (800) 686-6884

                                QUARTERLY REPORT
                     For the Period Ended September 30, 2008

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.:

     As of this writing, the Sequoia Fund is down 33.2% year-to-date versus a decline of 40.9% decline for the S&P 500.

     The magnitude of these declines, both for Sequoia and the index, clearly caught us by surprise. With benefit of hindsight, we believe now that much of the decline is logical and reflects a decline in the normalized aggregate earnings power of American business from previously reported levels. In other words, the earnings power of U.S. companies appears to be less than investors, including ourselves, previously thought.

     What differentiates this current bear market from all of those we have experienced in our 38-year history is the combination of rapidity and severity as well as the fact that it did not begin from a visible excess of speculation in equity prices on the whole or in significant sectors of the stock market. Instead, the bear market originated from excessive speculation in the housing market and in the derivative securities investment banks created from the mortgages that financed the housing bubble.

     We understood that leverage had risen to unsustainably high levels in the economy. We knew that in many communities the median home price soared to a level far beyond the affordability of even upper middle class buyers. We thought home prices would decline in many cities. But the declines cut a ferociously wide swath through the financial markets and the whole economy that we did not expect. In short order the appetite for risk and leverage went from insatiable to non-existent as credit markets around the world ground to a virtual halt. It is worth noting that a number of foreign countries which experienced no housing bubble have still been very adversely affected because their banks were overlevered.

     Only in retrospect did it become apparent that the excess in leverage had inflated the reported earnings of many U.S. companies. Consequently, price earnings ratios were higher than they appeared. However, we believe that after its recent severe decline, the stock market now appears to adequately reflect a lower level of corporate earnings.

     To date, appropriately, most of the U.S. government's focus has been on preventing a total freeze of the credit markets. On balance, these efforts have been successful as we have seen some thawing out in these markets. But there is much more to be done. As the healing process in the credit markets continues, we would not be surprised to see a larger, more direct and frontal attack on housing and mortgages than the efforts made so far. We would also expect a massive initiative to stimulate demand for goods and services will be made in order to offset the current rapid and seismic contraction of that demand. What we are experiencing now is the beginning of a prolonged period of de-levering by companies, financial institutions and consumers together with a very significant levering up by the United States government as well as governments across the globe.

     We believe that the U.S. government will do whatever is necessary to revitalize its economy and that its efforts will ultimately be successful. These policy initiatives will be extremely expensive and their ultimate price likely will be higher taxes and inflation.

     We feel that sluggish demand is likely to be a problem for many companies in coming years. Our research focus at this time is on companies that produce goods and services that are likely to be in demand even in weak economic environments. Successful companies with excellent managers and strong balance sheets, such as the ones that dominate our portfolio, have shown resilience by navigating through difficult times.

     In the third quarter, we sold our positions in top-quality discretionary retailers Bed Bath & Beyond and Lowe's during a temporary market rally. We sold the last of our Progressive shares as we realized Progressive would likely take huge write-downs in its investment portfolio, which was far too heavily weighted in preferred securities of financial companies including Fannie Mae and Freddie Mac.

     Sequoia's capital gain distributions will be about $3.51 per share. The Fund will also distribute a $0.32 per share ordinary dividend. The record date will be December 5th and the payment date will be December 8th.

                                   Sincerely,


/s/ Richard T. Cunniff       /s/ Robert D. Goldfarb     /s/ David M. Poppe
--------------------------   ------------------------   ------------------------
Richard T. Cunniff           Robert D. Goldfarb         David M. Poppe
Vice Chairman                President                  Executive Vice President

November 18, 2008

                                FUND PERFORMANCE

     Sequoia Fund's results for the third quarter of 2008 are shown below with comparable results for the leading market indexes:

                        SEQUOIA    DOW JONES    STANDARD &
TO SEPTEMBER 30, 2008     FUND    INDUSTRIALS   POOR'S 500
                        -------   -----------   ----------
3 Months                  1.34%      -3.71%        -8.37%
9 Months                 -8.83%     -16.59%       -19.29%
1 Year                   -8.27%     -19.85%       -21.98%
5 Years (Annualized)      5.92%       5.60%         5.16%
10 Years (Annualized)     6.26%       5.45%         3.06%

     The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

          THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED, PRICE-WEIGHTED INDEX OF 30 ACTIVELY TRADED BLUE CHIP STOCKS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

                                   ----------

                          FEES AND EXPENSES OF THE FUND
                                   (UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

       ANNUAL FUND OPERATING EXPENSES

Management Fees                        1.00%
Other Expenses                         0.03%
Total Annual Fund Operating Expenses   1.03%
Expense Reimbursement*                 0.03%
Net Expenses                           1.00%

* Reflects Ruane, Cunniff & Goldfarb Inc.'s ("Ruane, Cunniff & Goldfarb") contractual reimbursement of a portion of the Fund's operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb's investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect.

                                  SEQUOIA FUND, INC.
                               SCHEDULE OF INVESTMENTS
                            SEPTEMBER 30, 2008 (UNAUDITED)

COMMON STOCKS (84.63%)

  SHARES                                                     VALUE (a)
----------                                                --------------
             AEROSPACE/DEFENSE (2.38%)
12,410,000   Rolls-Royce Group plc (United Kingdom)       $   74,236,620
                                                          --------------
             AUTO PARTS (1.46%)
 1,698,778   O'Reilly Automotive Inc. (b)                     45,476,287
                                                          --------------
             AUTOMOTIVE MANUFACTURING (4.24%)
 1,240,560   Porsche Automobil Holding SE (Germany) (c)      132,287,116
                                                          --------------
             BUILDING MATERIALS (7.31%)
 1,756,749   Martin Marietta Materials Inc.                  196,720,753
   419,772   Vulcan Materials Company                         31,273,014
                                                          --------------
                                                             227,993,767
                                                          --------------
             BUSINESS SERVICES (0.82%)
 4,200,000   Brambles Ltd. (Australia)                        25,540,200
                                                          --------------
             DIVERSIFIED COMPANIES (24.56%)
     5,861   Berkshire Hathaway Inc. Class A (b)             765,446,600
       151   Berkshire Hathaway Inc. Class B (b)                 663,645
                                                          --------------
                                                             766,110,245
                                                          --------------
             DIVERSIFIED MANUFACTURING (0.85%)
   383,880   Danaher Corporation                              26,641,272
                                                          --------------
             FINANCE (1.70%)
   299,274   MasterCard Inc.                                  53,070,258
                                                          --------------
             FLOORING PRODUCTS (7.07%)
 3,272,155   Mohawk Industries Inc. (b)                      220,510,525
                                                          --------------
             FOOD-RETAIL (0.58%)
   906,509   Whole Foods Market Inc. (b)                      18,157,375
                                                          --------------
             FREIGHT TRANSPORTATION (3.26%)
 2,068,294   Expeditors International Inc.                    72,059,363
 1,752,000   Knight Transportation Inc.                       29,731,440
                                                          --------------
                                                             101,790,803
                                                          --------------
             INDUSTRIALS (1.00%)
   713,000   Cummins Inc.                                     31,172,360
                                                          --------------
             INDUSTRIAL & CONSTRUCTION SUPPLIES (6.41%)
 4,051,430   Fastenal Company                                200,100,128
                                                          --------------
             INSURANCE BROKERS (1.80%)
 2,601,710   Brown & Brown Inc.                               56,248,970
                                                          --------------
             PRINTING (1.54%)
 2,991,000   De La Rue plc (United Kingdom)                   47,963,676
                                                          --------------

  SHARES                                                     VALUE (a)
----------                                                --------------
             RETAILING (13.25%)
    39,775   Costco Wholesale Corporation                 $    2,582,591
 2,794,000   Target Corporation                              137,045,700
 4,947,700   TJX Companies, Inc.                             151,003,804
 2,118,568   Walgreen Company                                 65,590,865
   951,630   Wal-Mart Stores, Inc.                            56,993,121
                                                          --------------
                                                             413,216,081
                                                          --------------
             TRUCK MANUFACTURING (1.03%)
   840,572   PACCAR Inc.                                      32,101,445
                                                          --------------
             VETERINARY DIAGNOSTICS (5.37%)
 3,055,834   Idexx Laboratories Inc. (b)                     167,459,703
                                                          --------------
             TOTAL COMMON STOCKS (COST $1,470,403,611)    $2,640,076,831
                                                          ==============

PRINCIPAL
  AMOUNT                                                     VALUE (a)
----------                                                --------------
U.S. GOVERNMENT OBLIGATIONS (15.63%)
$488,000,000 U.S. Treasury Bills due 10/16/2008
             through 11/6/2008                            $  487,666,499
                                                          --------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (COST $487,666,499)                          $  487,666,499
                                                          ==============
SUMMARY
Common Stocks                                    84.63%   $2,640,076,831
U.S. Government Obligations                      15.63%      487,666,499
Net Cash & Receivables                           -0.26%       (8,056,782)
                                                          --------------
Net Assets                                                $3,119,686,548
                                                          ==============
Number of Shares Outstanding                                  25,186,194
                                                          ==============
Net Asset Value Per Share                                 $       123.86
                                                          ==============

(a) Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

     Securities traded on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on that day.

     U.S. Treasury Bills with remaining maturities of sixty days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

     Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold.

(b)  Non-income producing.

(c) The Fund is invested in preference shares of Porsche Automobil Holding SE which possess the same economic interest as Porsche common stock but have no voting rights.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

          Level 1 - quoted prices in active markets for identical securities

          Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2008:

                                                INVESTMENTS IN
VALUATION INPUTS                                  SECURITIES
---------------------------------------------   --------------
Level 1 - Quoted Prices                         $2,640,076,831
Level 2 - Other Significant Observable Inputs      487,666,499
                                                --------------
Total                                           $3,127,743,330
                                                ==============

                                OTHER INFORMATION

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
(800) 686-6884
WEBSITE: www.sequoiafund.com

DIRECTORS

     Richard T. Cunniff
     Robert D. Goldfarb
     David M. Poppe
     Vinod Ahooja
     Roger Lowenstein
     Francis P. Matthews
     C. William Neuhauser
     Sharon Osberg
     Robert L. Swiggett, Chairman of the Board

OFFICERS

     Richard T. Cunniff   -- Vice Chairman
     Robert D. Goldfarb   -- President
     David M. Poppe       -- Executive Vice President
     Joseph Quinones, Jr. -- Vice President, Secretary, Treasurer &
                             Chief Compliance Officer
     Michael Valenti      -- Assistant Secretary

INVESTMENT ADVISER

     Ruane, Cunniff & Goldfarb Inc.
     767 Fifth Avenue, Suite 4701
     New York, New York 10153-4798

DISTRIBUTOR
     Ruane, Cunniff & Goldfarb LLC
     767 Fifth Avenue, Suite 4701
     New York, New York 10153-4798

CUSTODIAN

     The Bank of New York
     MF Custody Administration Department
     One Wall Street, 25th Floor
     New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT

     DST Systems, Inc.
     P.O. Box 219477
     Kansas City, Missouri 64121

LEGAL COUNSEL

     Seward & Kissel LLP
     One Battery Park Plaza
     New York, New York 10004

ITEM 2. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 3. EXHIBITS

Separate certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits to and part of this Form N-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Sequoia Fund Inc.

By:   /s/ Robert D. Goldfarb
      ------------------------
      Robert D. Goldfarb
      President and Principal Executive Officer

Date: November 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Robert D. Goldfarb
      ------------------------
      Robert D. Goldfarb
      President and Principal Executive Officer

Date: November 28, 2008

By:   /s/ Joseph Quinones, Jr.
      ------------------------
      Joseph Quinones, Jr.
      Vice President, Secretary & Treasurer

Date: November 28, 2008